Investor Presentation September 2019

Important Information Caution Concerning Forward-Looking Statements This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 4, 2019 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP measures and a reconciliation of those measures to the most directly comparable GAAP measures are provided in the Company’s Form 8-K filed with the SEC on September 16, 2019 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 2

Dycom Overview Leading supplier of specialty contracting services to telecommunication providers Operates throughout the continental United States Nationwide footprint with 44 operating subsidiaries and over 15,000 employees Strong revenue base, customer relationships and profitable results Contract revenues of $884.2 million for Q2 2020, compared to $799.5 million for Q2 2019 Non-GAAP Adjusted EBITDA for Q2 2020 of $100.2 million, or 11.3% of contract revenues, compared to $97.8 million, or 12.2% of contract revenues, for Q2 2019 Non-GAAP Adjusted Diluted EPS of $1.09 per share for Q2 2020 compared to $1.05 per share for Q2 2019 Solid financial profile Ample liquidity of $289.1 million at the end of Q2 2020 consisting of availability under Senior Credit Facility and cash on hand $65.0 million in outstanding revolver borrowings at the end of Q2 2020 3

Strong Secular Trend North America Internet Protocol Traffic vs. GDP Growth Data Usage Growth & Broadband Speeds 10% 70,000 Weighted Average Data Provisioned Speed Tiers of Users Consumed per Month Consuming 250+ GB/Month 8% 60,000 6% 4% 50,000 c ) i e f h f g t a n n r a o 2% T h P M C 40,000 I r P a e c D i p r G 0% s e e y l t m r y e A 30,000 b t r a (2)% h t t a r e u o P Q ( N (4)% 20,000 (6)% 10,000 (8)% (10)% - 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 Sources: U.S. Telecom, The Broadband Association; Cisco Visual Networking Index; U.S. National Bureau of Economic Analysis Source: OpenVault Broadband Industry Report 2Q 2019 Strong and stable growth in IP traffic even in times of GDP The average subscriber now consumes 250+ GB per month, decline an increase of 25% from Q2 2018 Telecommunications networks fundamental to economic Over two thirds of these subscribers are provisioned at progress speeds of 100+ Mbps IP traffic in North America will reach 108.4 EB per month by 2022, Increasing consumer demand for bandwidth continues to “ growing at a CAGR of 21 percent. drive fiber deployments by telecom providers - Cisco Visual Networking Index: Forecast and Trends, 4 2017–2022 White” Paper - February 2019

Industry Themes Industry increasing network bandwidth dramatically Major industry participants constructing or upgrading significant wireline networks generally designed to provision 1 gigabit network speeds directly to consumers or wirelessly using 5G technologies Emerging wireless technologies are driving significant wireline deployments Wireline deployments necessary to facilitate expected decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications Industry effort required to deploy these converged networks continues to meaningfully broaden our set of opportunities Dycom’s competitively unparalleled scale and financial strength position it well to deliver valuable services to its customers Currently providing services for 1 gigabit full deployments and converged wireless/wireline multi-use network deployments across the country in more than a dozen metropolitan areas to several customers Customers are pursuing multi-year initiatives that are being planned and managed on a market by market basis Dycom’s ability to provide integrated planning, engineering and design, procurement and construction and maintenance services is of particular value to several industry participants 5

Industry Drivers Firm and strengthening end market opportunities Fiber deployments enabling new wireless technologies are underway in many regions of the country Wireless construction activity in support of expanded coverage and capacity has begun to accelerate through the deployment of enhanced macro cells and new small cells Telephone companies are deploying FTTH to enable 1 gigabit high speed connections Cable operators are deploying fiber to small and medium businesses and enterprises. Fiber deep deployments and new build opportunities are underway. Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of Dycom’s maintenance and operations business Dycom is increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services for wired and converged wireless/wireline networks Encouraged that Dycom’s major customers are committed to multi-year capital spending initiatives 6

Key Driver: High Bandwidth Deployments

Telephone companies are deploying fiber to the home and fiber to the node technologies to enable video offerings and 1 gigabit connections
Data transmission speeds dramatically increasing

AT&T



US Homes Passed (In Millions)
16
14
12
10
8
6
4
2
0
1.0
2.0
7.0
8.0
9.0
10.0
11.0
12.0
14.0
Q4-15
Q2-16
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

Source: AT&T transcripts

Verizon



Households (In Millions)
50
45
40
35
30
25
20
15
10
5
0
14
44
30
14
fios
fios/Opportunity addressable by 5G
fios
Initial Opportunity (25% - 30% of residential broadband market addressable by 5G)

Source: Verizon Nov 2017 Analyst Presentation

" *We passed an important milestone with our fiber deployment, reaching 14 million customer locations, and satisfying our fiber build commitments. This will be an important driver of growth going forward. In fact, we had more than 300,000 AT&T Fiber net adds in the quarter, and IP broadband revenue grew by 6.5%. We expect AT&T Fiber penetration to grow as the service matures.* "

- John Stephens, CFO & Senior EVP
AT&T, Inc. – July 2019

" *We also are very focused on the fiber, because ultimately if you're going to do 5G, you need fiber. And our fiber deployment is now in more than 60 cities. And we had 1,400 route miles a month in average in this quarter, which means that we increase on the first quarter, continue this. So important build for our overall Intelligent Edge Network and for the 5G deployment we're doing.* "

- Hans Vestberg, Chairman & CEO
Verizon Communications, Inc. – August 2019

7

DYCOM

Key Driver: Wireless Network Upgrades


Growth in Number of Cell Sites
US Cell Sites
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Forecasted CAGR 6.1% through 2025
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2020 Estimates
2025 Estimates

Source: Industry publications and accenturestrategy report – March 2018

Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term

Carriers enhancing coverage and capacity by increasing the number of small cells. 800,000 small cell deployments expected over next few years

Emerging wireless technologies driving significant wireline deployments

Wireline deployments necessary to facilitate expected decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications

“Mobile connectivity has become essential for many network users. Most people already consider mobile voice service a necessity, and mobile voice, data, and video services are fast becoming an integral part of consumers and business users’ lives. Used extensively by consumer as well as enterprise segments, with impressive uptakes in both developed and emerging markets, mobility has proved to be transformational. The number of mobile subscribers has grown rapidly, and bandwidth demand for data and video content continues to increase. Mobile M2M connections represent the fastest growing device/connection category in our forecast. The next 5 years are projected to provide unabated mobile video adoption. Backhaul capacity and efficiency must increase so mobile broadband, data access, and video services can effectively support consumer usage trends and keep mobile infrastructure costs in check.”

- Cisco VNI Mobile, 2019

8

DYCOM

Key Driver: Fiber to Businesses Revenue earned by Comcast and Charter from Business Services totaled $13.8 Billion9 of an Addressable Market of $70 billion Source: Comcast and Charter press releases and transcripts And now, a still pretty early push into enterprise, whereas we've talked before, Cable’s had the ability to continue to invent the products. And so, we work our there are a lot of big businesses that have local market needs, think bank way down on cable intensity, but there’s probably revenue streams out there “ branches, fast food restaurants, retailers, where the local distributed need is very “ that nobody is modeling today, that nobody has modeled today, that aren’t in similar to the product offering we have. And with a little bit of investment that our own business plans today. And that’s been the opportunity in cable really for the teams have been making to stitch it together, both with other Cable decades and I don’t think that goes away either. operators and some add-on services that sit on top, we feel good about the growth ahead of us in the enterprise side. And in our footprint alone, we think - Christopher Winfrey, CFO the aggregate is something like a $40 billion market and we're at $7 billion of Charter Communications,” Inc. - April 2019 annualized revenue. So, I think we got a nice runway ahead in the Business Services side. - Michael Cavanagh, CFO & Senior EVP 9 ” Comcast – December 2018

Intensely Focused on Telecommunications Market Complete Lifecycle Services Crucial to Customers’ Success INSTALLATION MAINTENANCE Wireline Wireless PROCUREMENT PROGRAM CONSTRUCTION MANAGEMENT ENGINEERING & DESIGN Q2 2020 Revenue by Customer Type: 91.0% 6.1% 2.9% Telecommunications Underground Electric/Gas Locating Utilities & Other Dycom is well-positioned to benefit from future growth opportunities 10

Local Credibility, National Capability Operating Subsidiaries

Well Established Customers Top 5 Customers Q2 2020 Organic growth1: 11.1% 12.7% 5.5% Top 5 customers represented 78.6% and 77.9% of contract revenues in Q2 2020 and Q2 2019, respectively4 Total Customers Top 5 Customers All Other Customers Established relationships with high quality, long-term 39.1% 13.5% 29.0% 20.7% industry leaders which generate the vast majority of the Verizon AT&T CenturyLink Windstream industry’s profitable opportunities 12

Durable Customer Relationships 13

Anchored by Long-Term Agreements Revenue by Contract Type for Fiscal Q2 2020 Backlog3 Master Service Agreements Short-term contracts Long-term contracts Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years Generally multiple agreements maintained with each customer Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery Backlog at $6.691 billion as of Q2 2020 14

10+ Years of Robust Cash Flow Generation $2,150 million $2,150 million Net Increase in Cash $106 Share Strong operating cash flow of Other Cash Flow Repurchases $724 $447 $1.425 billion over 10+ years Business Prudent approach to capital allocation: Acquisitions $618 $447 million invested in share repurchases $618 million invested in business acquisitions Cash Flow from $979 million in cap-ex, net of disposals, or Operations $1,425 approximately 46% of allocation Cap-Ex, net $979 Sources of Cash Uses of Cash Fiscal 2009 – Fiscal 2019 Robust cash flow generation and prudent capital allocation provide strong foundation for returns 15

Financial Update

Financial Overview Strong market opportunities Contract revenues of $884.2 million for Q2 2020, compared to $799.5 million for Q2 2019 Non-GAAP Adjusted EBITDA for Q2 2020 of $100.2 million, or 11.3% of contract revenues, compared to $97.8 million, or 12.2% of contract revenues, for Q2 2019 Non-GAAP Adjusted Diluted EPS of $1.09 per share for Q2 2020 compared to $1.05 per share for Q2 2019 Solid financial profile Cash flows and borrowings support scale of operations Ample liquidity of $289.1 million at the end of Q2 2020 consisting of availability under Senior Credit Facility and cash on hand $65.0 million in outstanding revolver borrowings at the end of Q2 2020 Sound credit metrics and no near term debt maturities Capital structure designed to produce strong returns $150.0 million authorized for share repurchases through February 2020 as of Q2 2020 17

Contract Revenue Trend Annual Growth in Contract Revenues Quarterly Contract Revenues Annual Organic Revenue Trend Quarterly Organic Revenue Trend1 18

Earnings Non-GAAP Adjusted EBITDA Quarterly Non-GAAP Adjusted EBITDA Non-GAAP Adjusted Diluted EPS Quarterly Non-GAAP Adjusted Diluted EPS 19

Liquidity and Cash Flow Cash Flow from Operating Activities Balance sheet reflects the strength of our business Cash flow and borrowings used to support organic growth and capital expenditures during Q2 2020 Liquidity of $289.1 million at July 27, 2019 consisting of availability under Senior Credit Facility and cash on hand7 Strong balance sheet, solid cash flow and long-term confidence in industry outlook drives capital allocation strategy 20

Capital Allocated to Maximize Returns Dycom is committed to maximizing long term returns through prudent capital allocation Invest in Pursue Complementary Share Organic Growth Acquisitions Repurchases Leverage our scale and expertise to Selectively acquire businesses that Repurchased 23.9 million shares for expand margins through best practices complement our existing footprint and approximately $658 million since fiscal enhance our customer relationships 2006 Acquisitions have further strengthened $150.0 million authorization available Dycom’s customer base, geographic for share repurchases through February scope, and technical service offerings 2020 21

Questions and Answers 22

Selected Information from Q2 2020 Dycom Results Conference Call Materials The following slides 24 & 25 were used on August 28, 2019 in connection with the Company’s conference call for its fiscal 2020 second quarter results and are included for your convenience. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in slides 24 & 25 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on August 28, 2019.

Outlook for Quarter Ending October 26, 2019 (Q3 2020) $ MillionsQ1 (except 2020 per Outlookshare amounts) Outlook Outlook Q3 2019 Q3 2020 Q3 2019 Q3 2020 Contract revenues $848.2 $ 820 - $ 870 Depreciation $39.8 $41.8 - $42.6 GAAP Diluted Earnings per Common Share $0.87 $0.48 - $0.68 Amortization $5.8 $5.3 Stock-based compensation $7.4 $2.5 - $3.3 (Included in General & Administrative Expense) Non-GAAP Adjusted Diluted Earnings per $0.98 $0.60 - $0.80 Non-GAAP Adjusted Interest Expense $6.5 $7.9 - $8.0 (Excludes non-cash amortization of debt discount of $4.8 Common Share for Q3 2019 & expectation of $5.1 for Q3 2020) Other income, net $2.8 $0.9 - $1.5 Non-GAAP Adjusted EBITDA % 11.6% Non-GAAP Adjusted (Includes Gain on sales of fixed assets of $3.9 for Q3 of contract revenues EBITDA % decreases 2019 and expectation of $2.0 - $2.6 for Q3 2020) from Q3 2019 Non-GAAP Adjusted Effective Income Tax 27.3% 27.5% Rate (as a % of Non-GAAP Adjusted Income before Taxes) Non-GAAP Adjusted Diluted Shares 31.8 million 31.8 million 24

Looking Ahead to the Quarter Ending January 25, 2020 (Q4 2020) $ MillionsQ1 (except 2020 per Outlookshare amounts) Outlook Outlook Q4 2019 Q4 2020 Q4 2019 Q4 2020 Contract revenues $748.6 Organic revenue Depreciation $40.5 $41.9 - $42.7 ranging from in-line Amortization $5.4 $5.2 For comparative purposes: to low-single digit % Non-GAAP Organic Revenues in Q4 2019 were growth compared to Non-GAAP Stock-Based Compensation $3.8 $2.3 - $3.4 $728.2 million after excluding $20.4 million of $728.2 million (Included in General & Administrative Expense) storm restoration services Non-GAAP Organic Non-GAAP Adjusted Interest Expense $7.6 $8.0 - $8.1 During Q4 2020, there are no storm restoration revenues in Q4 2019 (Excludes non-cash amortization of debt discount of $4.9 services expected in the outlook for Q4 2019 & expectation of $5.2 for Q4 2020) Other income, net $1.2 $0.0 - $0.5 Non-GAAP Adjusted EBITDA % 8.0% Non-GAAP Adjusted (Includes Gain on sales of fixed assets of $2.2 for Q4 of contract revenues EBITDA % ranging 2019 and expectation of $1.0 - $1.5 for Q4 2020) from in-line to a Non-GAAP Adjusted Effective Income Tax 32.2% 27.5% slight increase from Rate Q4 2019 (as a % of Non-GAAP Adjusted Income before Taxes) Non-GAAP Adjusted Diluted Shares 31.8 million 31.8 million 25

Notes 1) Organic growth (decline) % adjusted for revenues from acquired businesses and storm restoration services, when applicable. 2) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. Amounts provided for the 4 Quarters Ended Jan. 2018 represent the aggregate of Q3 2017, Q4 2017, Q1 2018 and Q2 2018 for comparative purposes to other twelve month periods presented. 3) Our backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding twelve-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, we also consider the anticipated scope of the contract and information received from the customer in the procurement process. A significant majority of our backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. 4) Top 5 customers included Verizon, AT&T, CenturyLink, Comcast and Windstream for Q2 2020, compared to Comcast, AT&T, Verizon, CenturyLink and Charter for Q2 2019. 5) The Company had $52.3 million of standby letters of credit outstanding under the Senior Credit Facility at both July 27, 2019 and April 27, 2019. 6) Availability provided by the Company’s Senior Credit Facility includes incremental amounts of eligible cash and equivalents above $50 million. As of both July 27, 2019 and April 27, 2019, there were no incremental amounts included as Cash and equivalents were less than $50 million. 7) As of both July 27, 2019 and April 27, 2019, Total Liquidity represents the sum of the Availability on Revolving Facility and cash and equivalents. 8) For comparison purposes, revenues from Charter Communications, Inc., Time Warner Cable Inc., and Bright House Networks, LLC have been combined for periods prior to their May 2016 merger. Revenues from Verizon Communications Inc. and XO Communications LLC’s fiber-optic network business have also been combined for periods prior to their February 2017 merger. Revenues from CenturyLink, Inc. and Level 3 Communications, Inc. have been combined prior to their November 2017 merger. 9) For the trailing twelve months (“TTM”) ended June 30, 2019. 26